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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of report (Date of earliest event reported): AUGUST 27, 2004


                         DIAMOND OFFSHORE DRILLING, INC.
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                          1-13926                        76-0321760
(State or Other Jurisdiction        (Commission File Number)              (IRS Employer
     of Incorporation)                                                 Identification No.)


                               15415 KATY FREEWAY
                              HOUSTON, TEXAS 77094
              (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code: (281) 492-5300


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


        Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act --- (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act --- (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the --- Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the --- Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

ITEM 8.01.  OTHER EVENTS

         On August 27, 2004, Diamond Offshore Drilling, Inc. (the "Company") issued and sold, in a private placement (the "Private Placement") exempt from the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"), $250 million aggregate principal amount of its 5.15% Senior Notes Due September 1, 2014 (the "Notes"). The Notes were sold in the United States only to accredited investors pursuant to an exemption from the Securities Act, and subsequently resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons in accordance with Regulation S under the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Private Placement resulted in net proceeds to the Company of approximately $248 million, which the Company intends to use to partially fund a refinancing of the Company's zero coupon convertible debentures due 2020 ("Debentures"). The holders of those Debentures can require the Company to repurchase their Debentures on June 6, 2005 at the issue price plus accrued original issue discount of 3.5% per year (the "Accreted Value"). The Company has the option to repurchase all or part of the Debentures on or after June 6, 2005 at the Accreted Value. As of June 30, 2004, the aggregate Accreted Value of the Debentures was approximately $463 million. On June 6, 2005, the Accreted Value of the Debentures currently outstanding will be approximately $478 million.

         The Notes are governed by an Indenture, dated as of February 4, 1997, between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee, as supplemented by the Fourth Supplemental Indenture, dated as of August 27, 2004 (the "Fourth Supplemental Indenture"), between the Company and JPMorgan Chase Bank, as Trustee (as so supplemented by the Fourth Supplemental Indenture, the "Indenture"). In connection with the Private Placement, the Company entered into the Fourth Supplemental Indenture and an Exchange and Registration Rights Agreement, dated August 27, 2004 (the "Registration Rights Agreement"), with Goldman, Sachs & Co., the initial purchaser of the Notes.

         The Notes bear interest at 5.15% per year, payable semiannually in arrears on March 1 and September 1 of each year, beginning March 1, 2005, and mature on September 1, 2014. The Notes are unsecured and unsubordinated obligations of the Company and they rank equal in right of payment to the Company's existing and future unsecured and unsubordinated indebtedness, although the Notes will be effectively


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subordinated to all existing and future obligations of the Company's subsidiaries. The Company has the right to redeem all or a portion of the Notes for cash at any time or from time to time on at least 15 days but not more than 60 days prior written notice, at the redemption price specified in the Indenture plus accrued and unpaid interest on the principal amount of the Notes redeemed to the date of redemption. The Indenture contains covenants that limit, among other things, subject to certain exceptions, the Company's ability to (a) consolidate with or merge into another entity or convey or transfer its properties and assets substantially as a whole, (b) create liens and (c) enter into a sale and lease-back transaction covering a drilling rig or drillship.

         The Company has agreed, pursuant to the Registration Rights Agreement, to file a registration statement relating to an offer to exchange the Notes for debt securities issued by the Company which are substantially identical in all material respects to the Notes. The Company agreed to file such registration statement within 120 days from August 27, 2004 and to use its reasonable best efforts to cause such registration statement to be declared effective by the Securities and Exchange Commission within 180 days from August 27, 2004. If the Company fails to file a registration statement, or a registration statement fails to become effective, by the respective deadline set forth in the Registration Rights Agreement, or if the required exchange offer is not completed within 45 days after the initial effectiveness of the registration statement for the exchange offer or if, after a registration statement has become effective, it ceases under certain circumstances to be effective or available, then the Registration Rights Agreement provides that the Company will be obligated to pay additional interest in the amount of 0.25% per year for the first 90 days and 0.50% per year thereafter until no such failure remains in effect.

        The description set forth above is qualified in its entirety by reference to the Indenture and the Registration Rights Agreement, which are filed as exhibits to this report. This report does not constitute an offer to sell or the solicitation of an offer to buy any securities.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

Exhibit number        Description
--------------        -----------

     4.1 Indenture, dated as of February 4, 1997, between the Company and The Chase Manhattan Bank, as Trustee (incorporated by reference to Exhibit 4.1 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001)

     4.2 Fourth Supplemental Indenture, dated as of August 27, 2004, between the Company and JPMorgan Chase Bank, as Trustee (filed herewith)


     4.3              Exchange and Registration Rights Agreement, dated
                      August 27, 2004, between the Company and Goldman, Sachs & Co. (filed herewith)


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Diamond Offshore Drilling, Inc.


                                       By: /s/ William C. Long
                                          --------------------------------------
                                          William C. Long
                                          Vice President, General Counsel
                                          and Secretary
Dated: September 1, 2004


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                                  EXHIBIT INDEX


Exhibit number        Description
--------------        -----------

     4.1 Indenture, dated as of February 4, 1997, between the Company and The Chase Manhattan Bank, as Trustee (incorporated by reference to Exhibit 4.1 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001)

     4.2 Fourth Supplemental Indenture, dated as of August 27, 2004, between the Company and JPMorgan Chase Bank, as Trustee (filed herewith)


     4.3              Exchange and Registration Rights Agreement, dated
                      August 27, 2004, between the Company and Goldman, Sachs & Co. (filed herewith)


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